UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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SOLUNA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLUNA HOLDINGS, INC.

325 WASHINGTON AVENUE EXTENSION

ALBANY, NEW YORK 12205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 18, 2025

To the Stockholders of Soluna Holdings, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Soluna Holdings, Inc. (the “Company”) to be held on August 18, 2025, at 10:00 a.m., Eastern Time. The Annual Meeting will be held virtually at the following virtual meeting link www.virtualshareholdermeeting.com/SLNH2025. You will be able to participate in the Annual Meeting as well as vote and submit your questions and examine our stockholder list during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SLNH2025 and entering the 16-digit control number included on your proxy card (the “Proxy Card”). At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

●	To elect two director nominees to serve as Class II directors of the Board of Directors (the “Board”) for three-year terms expiring at the annual meeting of stockholders in 2028 (the “Director Proposal”);

●	To approve one or more reverse stock splits of the then-outstanding shares of our common stock, par value $0.001 per share (the “common stock”), with no change to the number of authorized shares of common stock of the Company, having an aggregate ratio of not less than one-for-five (1:5) and not greater than one-for-fifty (1:50) (each, a “Reverse Stock Split” and, collectively, the “Reverse Stock Splits”), with the exact number, timing, and ratio within such aggregate range each to be determined by our Board in its discretion and included in a public announcement, to be effectuated at any time within one year after stockholder approval has been obtained (the “Reverse Stock Split Proposal”);

●	To approve the adjournment of the Annual Meeting in the event that the number of shares of common stock and Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), present or represented by proxy at the Annual Meeting and voting “FOR” the approval of the Reverse Stock Split Proposal are insufficient to approve such proposal (the “Adjournment Proposal”);

●	To ratify the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Proposal”); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock and holders of record of our Series B Preferred Stock at the close of business on July 9, 2025 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy to vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already submitted a proxy to vote your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

Jessica Thomas
, 2025	Chief Accounting Officer and Secretary
Albany, New York

PROXY STATEMENT TABLE OF CONTENTS

i

SOLUNA HOLDINGS, INC.

325 WASHINGTON AVENUE EXTENSION

ALBANY, NEW YORK 12205

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) contains information related to the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Soluna Holdings, Inc. (collectively, “we,” “us,” “our” or the “Company”) to be held on August 18, 2025 at 10:00 am Eastern Time. The Annual Meeting will be held virtually via a live webcast by visiting www.virtualshareholdermeeting.com/SLNH2025, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to the Annual Meeting at www.virtualshareholdermeeting.com/SLNH2025 using the 16-digit control number provided to you on the proxy card that accompanied the proxy materials. In addition, unless the context otherwise requires, references to “stockholders” of record are to the holders of our common stock, par value $0.001 per share (the “common stock”), and holders of record of our Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), on July 9, 2025 (the “Record Date”). We refer to our common stock and our Series B Preferred Stock collectively from time to time in this Proxy Statement as “Voting Capital Stock.” Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would be afforded at an in-person meeting.

Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of the Company. This Proxy Statement is first being made available to stockholders on or about               , 2025.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 18, 2025:

Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2024 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect David Michaels and Matthew Lipman to serve as Class II directors each for a three-year term expiring at the annual meeting of stockholders in 2028 (the “Director Proposal”);

●	To approve one or more reverse stock splits of the then-outstanding shares of our common stock, with no change to the number of authorized shares of common stock of the Company, having an aggregate ratio of not less than one-for-five (1:5) and not greater than one-for-fifty (1:50) (each a “Reverse Stock Split” and, collectively, the “Reverse Stock Splits”), with the exact number, timing, and ratio within such aggregate range each to be determined by our Board in its discretion and included in a public announcement, to be effectuated at any time within one year after stockholder approval has been obtained (the “Reverse Stock Split Proposal”);

●	To approve the adjournment of the Annual Meeting in the event that the number of shares of the Company’s Voting Capital Stock present or represented by proxy at the Annual Meeting and voting “FOR” the approval of the Reverse Stock Split Proposal is insufficient to approve such proposal (the “Adjournment Proposal”);

●	To ratify the appointment of UHY LLP as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Proposal”); and

●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

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What are the Board’s recommendations?

Our Board believes that (A) the election of David Michaels and Matthew Lipman as Class II directors, (B) the Reverse Stock Split Proposal, (C) the Adjournment Proposal, and (D) the Auditor Proposal, are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR each of the foregoing proposals. If you are a stockholder of record and you return a properly executed proxy card or submit a proxy to vote over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only holders of record of our Voting Capital Stock outstanding at the close of business on the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares of Voting Capital Stock that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting, subject to, in the case of Series B Preferred Stock only, the Beneficial Ownership Limitation (the “Beneficial Ownership Limitation”) set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock (the “Certificate of Designation for the Series B Preferred Stock”). Holders of record of the Voting Capital Stock have the right to vote on all matters brought before the Annual Meeting.

Holders of our common stock are entitled to one vote per share on each matter to be voted upon. Holders of our Series B Preferred Stock are entitled to one vote per share of common stock deemed issuable upon the conversion of our Series B Preferred Stock, subject to the Beneficial Ownership Limitation, on each matter to be voted upon. As of the Record Date, we had            shares of common stock outstanding and            shares of common stock deemed issuable upon the conversion of the Series B Preferred Stock and entitled to vote at the Annual Meeting (equal to 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of the shares of common stock issuable upon conversion of the Series B Preferred Stock held by the holder thereof).

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/SLNH2025 using the 16-digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 10:00 am Eastern Time on August 18, 2025. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about July 16, 2025. By accessing this portal, stockholders will be able to submit a proxy to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/SLNH2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of at least thirty-three and one-third percent of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes, if any, will be counted for the purpose of determining whether a quorum is present.

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How do I vote or submit a proxy to vote?

You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Submit a Proxy to Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com, and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 17, 2025.

Submit a Proxy to Vote by Telephone

If you are a stockholder of record, you can also submit a proxy to vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on August 17, 2025.

Submit a Proxy to Vote by Mail

You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on August 17, 2025.

Vote at the Annual Meeting

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/SLNH2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The proxies to vote that are submitted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;

●	submitting a later-dated proxy to vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest proxy or vote will be the vote that is counted.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required to approve each proposal:

●	With respect to the Director Proposal, directors are elected by a plurality of the votes cast by holders of our Voting Capital Stock, present in person or represented by proxy and entitled to vote on the election of directors. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, withheld votes and “broker non-votes” (see below), if any, will not affect the outcome of the vote on the Director Proposal. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. You may not vote your shares cumulatively for the election of directors.

●	With respect to the Reverse Stock Split Proposal, the Adjournment Proposal, and the Auditor Proposal, as well as the approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of the holders of a majority of the votes cast by holders of our Voting Capital Stock, present in person or represented by proxy, is required to approve these proposals. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of the Reverse Stock Split Proposal, the Adjournment Proposal and the Auditor Proposal.

Under Nevada law, the Company’s stockholders are not entitled to dissenter’s or appraisal rights in connection with any of the proposals to be acted upon at the Annual Meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

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A broker non-vote occurs when there is at least one “routine” matter to be considered at a meeting and a broker submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the broker does not have discretionary power for that particular item and has not received instructions from the beneficial owner on that proposal.

Under the applicable rules governing such brokers, we believe the Reverse Stock Split Proposal, the Adjournment Proposal, and the Auditor Proposal are likely to be considered “routine” items. This means that brokers may vote using their discretion on such proposals on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. We believe the Director Proposal is likely to be considered “non-routine”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. In the event that we need to adjourn the Annual Meeting to solicit additional votes, we may at that time retain a proxy solicitor at an additional cost to us. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1: TO ELECT TWO DIRECTORS AS CLASS II DIRECTORS TO SERVE

THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2028 AND

UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by the affirmative vote of a majority of the total remaining directors then in office, even if less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy in a class or a newly created directorship created by an increase in the number of directors in a class, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board presently has nine members. There are two directors in the class (Class II) whose term of office expire in 2025. The nominees listed below are currently directors of the Company. If elected at the Annual Meeting, such nominees would serve until our 2028 annual meeting and until their successors have been duly elected and qualified, or, if sooner, until their earlier resignation, death or removal.

Directors are elected by a plurality of the votes cast. Stockholders may not vote, or submit a proxy, for more than one nominee. The nominee receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of David Michaels and Matthew Lipman. If the director nominees become unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of substitute nominees proposed by our Board. The director nominees have agreed to serve if elected. Our management has no reason to believe that the director nominees will be unable to serve.

Class II Nominees for Election for a Term Expiring at the 2028 Annual Meeting

The following table sets forth the name, age and position and tenure of the individuals nominated for election as our Class II directors for terms expiring at the 2028 annual meeting:

Name	Age	Position	Served as a Director Since

David Michaels	70	Director	2013
Matthew Lipman	46	Director	2016

The following includes brief biographies of David Michaels and Matthew Lipman, based on information furnished to us by them, with such biography including information regarding the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and the Board to determine that they should continue to serve as members of our Board.

David C. Michaels has served as a member of the Board since August 2013, as our Lead Independent Director from June 2016 until April 2023 and as our Chairman of the Board from January 2017 to January 2022. Mr. Michaels also served as Interim Chief Financial Officer from April 24, 2023 until his resignation from such position on April 8, 2024, upon the appointment of Mr. Tunison as Chief Financial Officer of the Company. Mr. Michaels served as the Chief Financial Officer of the American Institute for Economic Research, Inc., an internationally-recognized economics research and education organization, from October 2008 until his retirement in May 2018. Prior to that, Mr. Michaels served as Chief Financial Officer at Starfire Systems, Inc. from December 2006 to September 2008. Mr. Michaels worked at Albany International Corp. from March 1987 to December 2006 as Vice President, Treasury and Tax, and Chief Risk Officer. Mr. Michaels also worked at Veeco Instruments from May 1979 to March 1987 in various roles including Controller and Tax Manager. Mr. Michaels is the Chairman of the board of directors and Chair of the Audit Committee of Iverson Genetic Diagnostics, Inc. Mr. Michaels also serves as a member of the Board of Governors and Treasurer of the Country Club of Troy. Mr. Michaels has a B.S. with dual majors in Accounting and Finance and a minor in Economics from the University at Albany and completed graduate-level coursework at LIU Post (formerly C.W. Post Campus of Long Island University). Mr. Michaels also completed the Leadership Institute Program at the Lally School of Management & Technology at Rensselaer Polytechnic Institute. Mr. Michaels contributes more than 30 years of international financial and operating experience in a wide variety of roles in both public and private organizations to the Board, which the Board believes qualifies him to serve as a director.

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Matthew E. Lipman has served as a member of the Board since October 2016. Since 2004, Mr. Lipman has served as Managing Director of Brookstone Partners IAC, Inc. (“Brookstone Partners”), a lower middle market private equity firm based in New York and an affiliate of Brookstone Partners Acquisition XXIV, LLC (“Brookstone XXIV”). Mr. Lipman’s responsibilities at Brookstone Partners include identifying and evaluating investment opportunities, performing transaction due diligence, managing the capital structure of portfolio companies, and working with management teams to implement operational and growth strategies. In addition, Mr. Lipman is responsible for executing add-on acquisitions and other portfolio company-related strategic projects. From July 2001 through June 2004, Mr. Lipman was an analyst in the mergers and acquisitions group at UBS Financial Services Inc., responsible for formulating and executing on complex merger, acquisition, and financing strategies for Fortune 500 companies in the industrial, consumer products, and healthcare sectors. Mr. Lipman currently serves on the board of directors of Denison Pharmaceuticals, LLC, Advanced Disaster Recovery Inc., Totalstone, LLC, Harmattan Energy Limited and Capstone Therapeutics Corp. Mr. Lipman has a B.S. in Business Administration from Babson College. Mr. Lipman brings 20 years of experience working with companies to establish growth strategies and execute acquisitions, is proficient in reading and understanding financial statements, generally accepted accounting principles, and internal controls as a direct result of his investment experience evaluating companies for potential investments and the management of financial reporting and capital structure for three portfolio companies, as well as relevant experience in serving on other boards of directors, which the Board believes qualifies him to serve as a director.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since

Class I Directors:
Edward R. Hirshfield	53	Director	2016
William P. Phelan	69	Director	2004
John Bottomley	58	Director	2021
John Belizaire	53	Chief Executive Officer and Director	2021

Class III Directors:
William Hazelip	46	Director	2021
Thomas J. Marusak	75	Director	2004
Michael Toporek	60	Executive Chairman of the Board	2016

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.

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Class I Directors Continuing in Office until the 2027 Annual Meeting

Edward R. Hirshfield has served as a member of the Board since October 2016. He served as a director of our former subsidiary, MTI Instruments, Inc. (“MTI Instruments”), from October 2016 until its sale in April 2022 and of our subsidiary, SCI, since its incorporation in January 2020. Mr. Hirshfield is currently Managing Member of Apple Ridge Capital Advisors LLC, a special situations and debt advisory firm that focuses on raising debt for lower middle market companies. From 2018 to 2023, Mr. Hirshfield served as Managing Director in the restructuring group at B. Riley FBR, Inc., a leading financial services provider, where he advised stressed and distressed companies and their constituencies. From 2015 until 2018, Mr. Hirshfield served as a partner at Steppingstone Group, LLC, a special situations private equity fund located in New York. Mr. Hirshfield began his career as a loan officer at CIT Group Inc. and then became a restructuring advisor at a boutique investment bank, CDG Group. In 2003, Mr. Hirshfield moved over to the buy side and joined Longacre Fund Management, LLC, a $2.5 billion distressed debt fund. Mr. Hirshfield continued as a distressed investor at Del Mar Asset Management, LP, Ramius LLC, and most recently Apple Ridge Advisors LLC from 2010 through 2015. Mr. Hirshfield has a B.S. in Applied Mathematics from Union College and an M.B.A. from Fordham University Graduate School of Business. Mr. Hirshfield brings over 20 years of experience understanding and analyzing public and private companies. He has an expertise in providing operational and investment recommendations as well as providing extensive valuation and credit analysis, which the Board believes qualifies him to serve as a director.

William P. Phelan has been a member of the Board since December 2004, has served as Lead Independent Director since April 2023, and served as our Chairman of the Board from January 2022 through April 30, 2023. He also served as interim Chief Executive Officer and President of our subsidiary, Soluna Computing, Inc. (“SCI”), from March 2020 to November 2020 and as interim Vice President of SCI from November 2020 to March 2021. Mr. Phelan is the co-founder and Chief Executive Officer of Bright Hub, Inc., a software company that focuses on the development of online software for commerce. In May 1999, Mr. Phelan founded OneMade, Inc., an electronic commerce marketplace technology systems and tools provider. Mr. Phelan served as Chief Executive Officer of OneMade, Inc. from May 1999 to May 2004, including for a year after it was sold to, and remained a subsidiary of, America Online. Mr. Phelan serves on the Board of Trustees and is a Finance Committee member, an Executive Committee Member, an Investment Committee Chair and a Compensation Committee Chair for MVP Healthcare, Inc. Mr. Phelan also serves on the Board of Trustees and is the Chairman of the Audit Committee of the Paradigm Funds family. He has also held numerous executive positions at Fleet Equity Partners, Cowen & Co. LLC, First Albany Corporation, and UHY Advisors, Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance from Siena College and an M.S. in Taxation from City College of New York, and is a Certified Public Accountant. Mr. Phelan contributes leadership, capital markets experience, and strategic insight as well as innovation in technology to the Board, which the Board believes qualifies him to serve as a director.

John Bottomley, CFA, has served as a member of the Board since October 2021. Mr. Bottomley served on the Executive Committee of SCI since January 2021 prior to our acquisition of Soluna Callisto Holdings, Inc. (“Soluna Callisto”). Mr. Bottomley is currently launching Greenspar.x srl, a utility-scale battery energy system and solar PV development venture with an initial focus on Italy. Prior to Greenspar.x srl, Mr. Bottomley was an employee of Greenvolt France, and a Member of the board of directors of Greenvolt USA, from June 2021 to March 2024. Mr. Bottomley was the co-founder, Partner and has been Chief Development Officer of V-Ridium Europe, from June 2020 to July 2021. Mr. Bottomley has also served as a Deputy Strategy Director at Blockchain Climate Institute, a London-based think tank, from July 2021 to December 2022. From August 2017 to March 2020, Mr. Bottomley served as the Senior Vice President, Global Development at Vestas Wind Systems A/S, a market leader in the wind industry. Mr. Bottomley served various leadership roles at GE Energy Financial Services, from September 2014 to May 2017. He also held numerous executive positions at The AES Corporation, Verde Ventures Ltd. and Enron Europe Ltd. Additionally, Mr. Bottomley served on various international joint venture boards, including the boards of directors of Vestas-WEB development JV (Italy, Germany and France) from 2018 to 2020, Vestas-WKN joint venture (Poland) from 2018 to 2019, Vestas-GEO joint venture (Poland) from 2018 to 2020, Vestas EMP Holdings (Ireland, Iceland, Uganda and Ghana) from 2018 to 2020, Sowitech, a German based international renewable energy development company from 2019 to 2020, GE-Advanced Power JV (U.S.) from 2015 to 2016, GE-Maintream JV (Vietnam) from 2015 to 2016, AES-Innovent (France) from 2009 to 2012, AES-WEL (UK) from 2008 to 2012, and Enron-OPET (Turkey) from 2000 to 2001. Mr. Bottomley has a B.S. in Computer Engineering from Clemson University and an M.B.A. in Finance and International Business from NYU Stern School of Business a M.S. in Blockchain and Digital Currencies from the University of Nicosia, Cyprus and is a Chartered Financial Analyst. Mr. Bottomley is a successful cleantech entrepreneur, venture capitalist and has served on several boards of directors, which the Board believes qualifies him to serve as a director.

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John Belizaire has served as a member of the Board and as Chief Executive Officer of SCI” since October 2021 and began service as the Chief Executive Officer of the Company on May 1, 2023. Additionally, Mr. Belizaire served as the Chief Executive Officer of Soluna Callisto from June 2018 until our acquisition of Soluna Callisto in October 2021. He has also served as an Operating Advisor of Pilot Growth Equity Partners, a technology growth equity firm, since October 2020. In addition, Mr. Belizaire has served on the board of directors of the Center for American Entrepreneurship, since May 2020. Mr. Belizaire served as the Managing Partner of NextStage LLC, a venture capital firm, from 2002 to 2016. Mr. Belizaire was the Co-Founder and Chief Executive Officer of FirstBest Systems from June 2006 until September 2016 when it was acquired by Guidewire Software, Inc., where he served as a Senior Industry Advisor until May 2017. Mr. Belizaire was the Co-Founder, President and Chief Executive Officer of TheoryCenter, Inc., which was acquired by BEA Systems, Inc. in November 1999, where he served as a Senior Director, Business Development and Strategic Planning until April 2002. Mr. Belizaire has a B.S. in Computer Science and a M.E. in Computer Science from Cornell University. Mr. Belizaire also attended the Executive Development Program at The Wharton School from 2001 to 2002. Mr. Belizaire has been a successful entrepreneur, venture capitalist and has served as Chief Executive Officer of Company and its pre-merger entity, Soluna Callisto, which the Board believes qualifies him to serve as a director.

Class III Directors Continuing in Office until the 2026 Annual Meeting

William Hazelip has served as a member of the Board since February 2021. From 2015 to March 2022, he has served as Vice President of National Grid PLC (“National Grid”), a multinational electricity and gas utility company and has served as its Senior Vice President since April 2022. He has also served as National Grid’s President, Global Transmission (US) from 2017 to 2019 and President of Strategic Growth for National Grid Ventures since August 2019, developing new business opportunities in electric transmission, energy storage, and renewable energy. Prior to joining National Grid, he was the Managing Director, Business Development at Duke Energy Corporation and the President of Path 15 Transmission, LLC, an independent electric transmission company in California, where he led the acquisition for Duke Energy Corporation. Mr. Hazelip also has extensive experience serving on the boards of directors of companies. He currently serves as a member of the board of directors of Millennium Pipeline Corporation, a natural gas pipeline company, the Vice-Chairman of the board of directors of New York Transco, an electric transmission company, and a member of the board of directors of Community Offshore Wind, a clean energy joint venture of RWE AG and National Grid. Mr. Hazelip began his career as an Area Director for CWL Investments, LLC, a Michigan investor group that owns and operates restaurant franchises including Jimmy John’s Gourmet Sandwich Shops. Mr. Hazelip earned a B.A. from Emory University and an I.M.B.A. from the Darla Moore School of Business at the University of South Carolina. Mr. Hazelip is an accomplished leader in the energy industry, with deep experience in utility project development, financing, regulation, and operations, which the Board believes, particularly in light of the Company’s involvement with the renewable energy sector as it relates to their cryptocurrency mining subsidiary, qualifies him to serve as a director.

Thomas J. Marusak has served as a member of the Board since December 2004. Additionally, Mr. Marusak served as a member of the board of directors of our former subsidiary, MTI Instruments, Inc., since April 2011, and has served as a member of the board of directors of our subsidiary, SCI, since January 2020. From 1986 to 2023, Mr. Marusak served as President of Comfortex Corporation, a manufacturer of window blinds and specialty shades. Mr. Marusak was a member of the Advisory Board of Directors for Key Bank of New York from 1996 through 2004 and served on the board of directors of the New York Energy Research and Development Authority from 1998 through 2006. From 2011 to 2019, Mr. Marusak served as a member of the board of directors of the Capital District Physician’s Health Plan, Inc., where he had served as a member of the board of the director’s Finance, Compensation, Audit, Investment, and Executive Committees. Additionally, Mr. Marusak has served as a member of the board of directors for the following entities in the course of his professional career: Center for Economic Growth (past Chair), Dynabil Corp. (Advisory Board), and the Albany Chamber of Commerce (Executive Board). Mr. Marusak received a B.S. in Engineering from Pennsylvania State University and an M.S. in Engineering from Stanford University. Mr. Marusak brings technical development, manufacturing experience, product development and introduction, financial accounting, and human resources expertise to the Board, as well as relevant experience in committee and board service, which the Board believes qualifies him to serve as a director.

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Michael Toporek served as the Chief Executive Officer of the Company from November 2020 until May 1, 2023 when he stepped down from that position and was appointed Executive Chairman of the Board. Mr. Toporek has served as a member of the Board since October 2016. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners an affiliate of Brookstone XXIV. Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Banking Corporation’s Investment Banking Group, later joining Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen & Co. Mr. Toporek currently serves as Chairman of the board of directors of Capstone Holding Corp. Mr. Toporek has a B.A. in Economics and an M.B.A. from the University of Chicago in Finance/Accounting. Mr. Toporek brings strategic and financial expertise to the Board as a result of his experience with Brookstone Partners, which the Board believes qualifies him to serve as a director.

CORPORATE GOVERNANCE

Board of Directors Composition

Our Board is currently composed of nine directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.

Board of Directors Meetings

Our Board met 26 times in 2024. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. Eight members of the Board attended our 2024 annual meeting of stockholders, which was held remotely.

Director Independence

Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Under such rules, the Board has determined that Messrs. Bottomley, Hazelip, Hirshfield, Michaels, Marusak, and Phelan are “independent directors,” as defined by the rules and listing standards of Nasdaq. Messrs. Belizaire, Lipman and Toporek are not independent directors under the Nasdaq rules. In making such independence determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.

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Board Of Directors Committees

The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and an Executive Committee.

Audit Committee

The Board has adopted an Audit Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Audit Committee consists of Messrs. Marusak (Chair), Hirshfield, Phelan, and Bottomley. The Board has determined that each member of the Audit Committee is independent, as defined under the applicable rules and listing standards of Nasdaq and SEC rules and regulations. In addition, the Board has determined that Mr. Marusak qualifies as an “audit committee financial expert” as defined in the rules and regulations of the SEC.

The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The Audit Committee, among other matters, (1) is responsible for the annual appointment of, and for compensating, retaining, overseeing, ensuring independence of, and, where appropriate, replacing, the independent registered public accounting firm as the Company’s auditors, (2) reviews the arrangements for and the results of the auditors’ examination of our books and records, and (3) assists the Board in its oversight of the reliability and integrity of the Company’s accounting policies, financial statements and financial reporting, and disclosure practices, including its system of internal controls, (4) the establishment and maintenance of processes to ensure compliance with all relevant laws, regulations, and Company policies, (5) is responsible for the Company’s policies with respect to risk assessment and risk management pertaining to the financial, accounting and tax matters of the Company, and 6) reviews annually the adequacy of the charter of the Audit Committee and recommends changes to the Board that it considers necessary or appropriate.

Compensation Committee

The Board has adopted a Compensation Committee charter, which is published on our website at https://www. solunacomputing.com/investors/governance/. The Compensation Committee consists of Messrs. Phelan (Chairman), Hazelip, and Bottomley. The Board has determined that each member of the Compensation Committee is independent, as defined under the applicable rules and listing standards of Nasdaq and SEC rules and regulations.

The role of the Compensation Committee is to assist the Board by, among other things:

(1) reviewing and approving compensation programs, philosophy, and practices of the Company for service providers of the Company, particularly as it relates to its executive officers, key employees, and directors; (2) reviewing and evaluating annually the Company objectives and goals regarding our Chief Executive Officer’s compensation and the approval or recommendation for approval to the Board of such compensation; (3) evaluating director compensation and making recommendations to the Board regarding such compensation; (4) annually evaluating the adequacy of the Compensation Committee charter and recommending any changes to the Board; (5) administering the Company’s equity compensation plans; and (6) determining succession planning and management development for the Chief Executive Officer and other executive officers and key employees.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee and, to the extent not expressly reserved to the Compensation Committee by the Board or by applicable law, rule, or regulation, to any other committee of directors appointed by it.

The Compensation Committee administers our executive compensation programs. This Compensation Committee is responsible for establishing the policies that govern base salaries, as well as short- and long-term incentives, for executives and senior management. The Committee has approval authority regarding the compensation of the Company’s Chief Executive Officer, as well as the Company’s other executive officers and key employees.

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Nominating and Corporate Governance Committee

The Board has adopted a Nominating and Corporate Governance Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Nominating and Corporate Governance Committee consists of Messrs. Hirshfield (Chairman), Hazelip and Marusak. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined under the applicable rules and listing standards of Nasdaq.

The role of the Nominating and Corporate Governance Committee is to assist the Board by: (1) identifying, evaluating, and recommending the nomination of Board members; (2) selecting and recommending director candidates to the Board; (3) developing and recommending governance guidelines of the Company to the Board; (4) addressing governance matters; (5) making recommendations to the Board regarding Board size, composition, and criteria; (6) making recommendations to the Board regarding the structure and composition of existing Committees and recommend to the Board persons to be members and chairpersons of the existing Committees; (7) annually evaluating the performance of the Nominating and Corporate Governance Committee; (8) periodically review and discuss with the Board corporate succession plans for the Company’s executive officers and other senior executives as the Nominating and Corporate Governance Committee deems appropriate, and (9) annually evaluating the adequacy of the Nominating and Corporate Governance Committee charter and recommend any changes to the Board.

In appraising potential director candidates, the Nominating and Corporate Governance Committee focuses on desired characteristics and qualifications of candidates, and although there are no stated minimum requirements or qualifications, preferred characteristics include business savvy and experience, concern for the best interests of our stockholders, proven success in the application of skills relating to our areas of business activities, adequate availability to participate actively in the Board’s affairs, high levels of integrity, and sensitivity to current business and corporate governance trends and legal requirements, and that candidates, when warranted, meet applicable director independence standards. Individuals recommended by stockholders are evaluated in the same manner as other potential candidates. A stockholder wishing to submit such a recommendation should forward it in writing to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope should include a clear notation that the enclosure is a “Director Nominee Recommendation.” The recommending party should be identified as a stockholder and should provide a brief summary of the recommended candidate’s qualifications, taking into account the desired characteristics and qualifications considered for potential Board members mentioned above.

Executive Committee

The Board formed an Executive Committee in January 2022 and adopted an Executive Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Executive Committee as of the date of this report consists of Messrs. Phelan (Chairman), Bottomley, Lipman, and Toporek. The Board has determined that each of Mr. Phelan and Mr. Bottomley are independent, as defined under the applicable rules and listing standards of Nasdaq.

The Executive Committee met every other week for a total of 19 meetings in fiscal year 2024. The purpose of the Executive Committee is to represent and assist the Board in its review and approval of certain transactions and other matters requiring Board consideration, and to take action, where necessary, appropriate and authorized by the Board during intervals between regular and special meetings of the Board. The Executive Committee has authority to: 1) monitor management’s performance against the approved budget of record; 2) authorize mining equipment purchase transactions; 3) authorize the price at which equity securities of the Company are sold; 4) authorize the payment of dividends to holders of preferred stock of the Company; and 5) identify and assess business risks and develop and propose recommendations to management and the Board to minimize such risks. Notwithstanding anything in the foregoing, the Executive Committee is not authorized to 1) take any action that requires an adoption by an independent majority of the Board; 2) complete any transaction that would have a material effect on the Company’s financial statements; or 3) complete any transaction that qualifies as a related party transaction.

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Board Leadership Structure and Role in Risk Oversight

The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

The Audit Committee has primary responsibility for overseeing the integrity of the Company’s financial reporting risk by reviewing: (i) the Company’s disclosure controls and procedures; (ii) any significant deficiencies in the design or operation of internal controls; (iii) any fraud material or otherwise; (iv) the use of judgments in management’s preparation of the financial statements; and (v) through consultation with Company’s independent registered public accounting firm on the above items. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.

The Compensation Committee oversees the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.

The Executive Committee is responsible for identifying and assessing business risks and proposing recommendations to management and the full Board. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.

The Board considers specific risk topics, including risks associated with our strategic plan, our capital structure, and our development activities. In addition, the Board receives detailed regular reports from the heads of our principal business and corporate functions that include discussions of the risks and exposures involved in their respective areas of responsibility. These reports are provided in connection with every regular Board meeting and are discussed, as necessary, at Board meetings. Further, the Board is routinely informed of developments at the Company that could affect our risk profile or other aspects of our business.

We do not believe that the Board’s role in risk oversight has any impact on its leadership structure, as discussed below.

Executive Sessions of Directors

Executive sessions, or meetings of outside (non-management) directors without management present, are held periodically throughout the year. At these executive sessions, the outside directors review, among other things, the criteria upon which the performance of the Chief Executive Officer and other executive officers is based, the performance of the Chief Executive Officer against such criteria, and the compensation of the Chief Executive Officer and other executive officers. Meetings are held from time to time with the Chief Executive Officer to discuss relevant subjects.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. As of the date of this Proxy Statement, Michael Toporek serves as Executive Chairman of the Board and William Phelan serves as our Lead Independent Director. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues to grow. Michael Toporek had served as our Chief Executive Officer since October 2020, and effective May 1, 2023, John Belizaire began service as Chief Executive Officer and Michael Toporek serves as Executive Chairman. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Executive Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board and the Lead Independent Director, coordinates the activities of the other independent directors and performs such other duties and responsibilities as the Board may determine. We believe that this separation of responsibilities also provides a balanced approach to managing the Board and overseeing the Company.

In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of directors who are highly qualified and experienced, four of whom are independent directors, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that the Board’s three of the four standing committees – the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee – are comprised solely of independent directors and the Executive Committee, is comprised of a majority of independent directors.

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Stockholder Communications

Stockholders who wish to communicate with the Board, or a particular director, may send a letter to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Code of Business Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to our directors, officers, contractors, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of our code is posted on our website, which is located at www.solunacomputing.com. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all of the Company’s directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit all Company personnel, including directors, officers, and employees, from engaging in certain forms of hedging transactions. Such transactions include those, such as puts and calls, and other derivative securities, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Clawback Policy

The Board adopted a written policy to recover “excess” compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The compensation includes both cash-based and equity-based incentives. The compensation covered includes incentive awards awarded to any individuals (including former employees) who served as an executive officer during the three most recently completed fiscal years preceding the date on which the preparation of an accounting restatement is required, provided that the executive officers were awarded more incentive awards than they would have received if the financial statements had been prepared correctly. The recovery will include an executive incentive award even if the executive was not involved in preparing the financial statements or did not commit misconduct that led to the restatement. Restatements attributable to an inadvertent error also will subject executive officers to the recovery of previously received incentive awards.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common shares to file reports with the SEC regarding their share ownership and changes in their ownership of our common shares. Based on our records and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during the fiscal year ended December 31, 2024, except for the following: due to administrative error, Mr. Lipman and Mr. Toporek failed to timely file Form 4s on October 31, 2024, to report the disposition of 8,000 shares of common stock, on November 1, 2024, to report the disposition of 31,300 shares of common stock, and on November 4, 2024, to report the disposition of 20,600 shares of common stock.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
John Belizaire	53	Chief Executive Officer	2023
John Tunison	51	Chief Financial Officer	2024

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

John Belizaire, Chief Executive Officer

John Belizaire has served as a member of the Board and as Chief Executive Officer of our subsidiary, SCI, since October 2021 and began service as the Chief Executive Officer of the Company on May 1, 2023. Additionally, Mr. Belizaire served as the Chief Executive Officer of Soluna Callisto from June 2018 until our acquisition of Soluna Callisto in October 2021. He has also served as an Operating Advisor of Pilot Growth Equity Partners, a technology growth equity firm, since October 2020. In addition, Mr. Belizaire has served on the board of directors of the Center for American Entrepreneurship, since May 2020. Mr. Belizaire served as the Managing Partner of NextStage LLC, a venture capital firm, from 2002 to 2016. Mr. Belizaire was the Co-Founder and Chief Executive Officer of FirstBest Systems from June 2006 until September 2016 when it was acquired by Guidewire Software, Inc., where he served as a Senior Industry Advisor until May 2017. Mr. Belizaire was the Co-Founder, President and Chief Executive Officer of TheoryCenter, Inc., which was acquired by BEA Systems, Inc. in November 1999, where he served as a Senior Director, Business Development and Strategic Planning until April 2002. Mr. Belizaire has a B.S. in Computer Science and a M.E. in Computer Science from Cornell University. Mr. Belizaire also attended the Executive Development Program at The Wharton School from 2001 to 2002. Mr. Belizaire has been a successful entrepreneur, venture capitalist and has served as Chief Executive Officer of SHI and its pre-merger entity, Soluna Callisto, which the Board believes qualifies him to serve as a director.

John Tunison, Chief Financial Officer

John Tunison was appointed to serve as the Chief Financial Officer and Treasurer of the Company, effective April 8, 2024, with employment commencing on March 29, 2024. Mr. Tunison is an experienced finance professional, previously serving as Chief Financial Officer of Verdant Specialty Solutions from May 2023 to March 2024 and Chief Financial Officer of Trussway Manufacturing, LLC from November 2018 to December 2022. Prior to this, Mr. Tunison held Chief Financial Officer and senior finance roles at several companies, including Shell plc, Univar Solutions Inc., Ascend Performance Materials LLC and Velocys plc. His CFO roles have included public, venture backed and private equity owned capital structures in the renewable fuels, chemicals, software, and manufacturing industries. Prior to his finance career, Mr. Tunison was a Nuclear Submarine Officer in the U.S. Navy. Mr. Tunison received an M.B.A. in Finance from the University of Rhode Island and a B.S. in Political Science from the U.S. Naval Academy.

Michael Toporek, Executive Chairman of the Board and Former Chief Executive Officer

Michael Toporek served as the Chief Executive Officer of the Company from November 2020 until May 1, 2023, when he stepped down from that position and was appointed Executive Chairman of the Board. Mr. Toporek has served as a member of the Board since October 2016. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners an affiliate of Brookstone XXIV. Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Banking Corporation’s Investment Banking Group, later joining Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen & Co. Mr. Toporek currently serves as Chairman of the board of directors of Capstone Holding Corp. Mr. Toporek has a B.A. in Economics and an M.B.A. from the University of Chicago in Finance/Accounting.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation awarded to or earned by our principal executive officer during the fiscal year ended December 31, 2024 and December 31, 2023, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2024 and December 31, 2023, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2024. The persons listed in the following table are referred to herein as the “named executive officers.”

Officer Name and Principal Position	Year	Salary	Stock Awards(1)		All Other Compensation(2)	Total
		$	$		$	$
John Belizaire	2024	450,000	1,718,244	(4)	13,800	2,182,044
Chief Executive Officer(3)	2023	424,815	—		16,993	441,808

John Tunison	2024	263,958	528,467	(6)	8,167	800,592
Chief Financial Officer(5)

Michael Toporek	2024	315,000	6,727,285	(8)	12,600	7,054,885
Executive Chairman of the Board and Former Chief Executive Officer (7)	2023	327,940	—		13,118	341,058

(1) Represents the grant date fair value in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 of the grants during each year presented. The value was determined by using the grant date fair value per award multiplied by the shares granted, as per the grant date.

(2) Represents the Company’s 401K match for the executive employees named.

(3) Effective May 1, 2023, Mr. Belizaire was appointed as Chief Executive Officer of Soluna Holdings, Inc.

(4) Mr. Belizaire was granted 141,176 restricted stock awards of common stock on April 15, 2024, 100,000 restricted Series A preferred stock awards on April 15, 2024, 21,361 restricted stock awards on June 1, 2024, 170,800 restricted stock awards on September 1, 2024, and 153,745 restricted stock awards on December 1, 2024.

(5) The Company has appointed John Tunison to serve as the Chief Financial Officer and Treasurer of the Company, effective April 8, 2024, with employment commencing on March 29, 2024.

(6) Mr. Tunison was granted 47,059 restricted stock awards of common stock on April 15, 2024, 25,000 restricted Series A preferred stock awards on April 15, 2024, 6,852 restricted stock awards on June 1, 2024, 52,845 restricted stock awards on September 1, 2024, and 49,315 restricted stock awards on December 1, 2024.

(7) Effective May 1, 2023, Mr. Toporek resigned as Chief Executive Officer of Soluna Holdings, Inc. and was appointed Executive Chairman of the Board.

(8) Mr. Toporek was granted 317,647 restricted stock awards of common stock on April 15, 2024, 1,244,969 restricted Series A preferred stock awards on April 15, 2024, 51,464 restricted stock awards on June 1, 2024, 439,706 restricted stock awards on September 1, 2024, and 370,402 restricted stock awards on December 1, 2024.

16

Long-Term Equity Incentive Compensation

Equity awards typically take the form of stock options, restricted stock grants, or restricted stock units under our equity compensation plans. Authority to make equity awards to executive officers rests with the Compensation Committee. In determining the size of awards for new or current executives, the Compensation Committee considers the competitive market, strategic plan performance, contribution to future initiatives, benchmarking of comparative equity ownership for executives in comparable positions at similar companies, individual option history, and recommendations of our Chief Executive Officer and Chairman.

The timing of all equity awards for our named executive officers have coincided with either employment anniversary dates or our annual meeting dates, or such equity awards are granted at the next scheduled meeting of the Compensation Committee following the completion or assignment of the applicable objectives. We do not time equity grants to our executives in coordination with the release of material non-public information, nor do we impose any equity ownership guidelines on our executives.

Outstanding Equity Awards at December 31, 2024

The following table provides information as to equity awards granted by the Company and held by John Belizaire, John Tunison and Michael Toporek, outstanding as of December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

John Belizaire	-	-	-	-	-	-	-	494,256	1,500,238
John Tunison	-	-	-	-	-	-	-	181,071	552,749
Michael Toporek	300	-	-	22.50	12/12/2028	-	-	2,424,188	13,681,081

17

DIRECTOR COMPENSATION

The following table details the total compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2024.

Director Name	Year	Cash Compensation	Stock Awards(1)		Stock Option Awards(2)	Total
		$	$		$	$
John Bottomley	2024	35,000	413,537	(3)		448,537
William Hazelip	2024	20,000	413,537	(4)		433,537
Edward R. Hirshfield	2024	20,000	413,537	(5)		433,537
Matthew E. Lipman	2024	35,000	413,537	(6)		448,537
Thomas J. Marusak	2024	35,000	538,898	(7)		573,898
David C. Michaels	2024	14,583	538,898	(8)		553,481
William P. Phelan	2024	60,000	929,519	(9)		989,519

(1)	Represents the aggregate grant date fair value for grants made in 2024 computed in accordance with FASB ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will perform the requisite service for the award to vest in full.

(2)	There were no stock options granted to the members of the Board for the fiscal year ended December 31, 2024. The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by each of Mr. Hirshfield and Mr. Lipman was 300, the aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by Mr. Marusak was 125, the aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by Mr. Michaels was 1,200 and the aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by Mr. Phelan was 250. Each of Mr. Bottomley and Mr. Hazelip did not hold any stock options as of December 31, 2024.

(3)	Mr. Bottomley was granted 35,294 restricted stock awards of common stock on April 15, 2024, 26,489 restricted Series A preferred stock awards on April 15, 2024, 5,114 restricted stock awards on June 1, 2024, 39,260 restricted stock awards on September 1, 2024, and 36,805 restricted stock awards on December 1, 2024. As of December 31, 2024, Mr. Bottomley held 1,640 restricted stock units, 116,473 restricted stock awards and 26,489 restricted Series A preferred stock awards.

(4)	Mr. Hazelip was granted 35,294 restricted stock awards of common stock on April 15, 2024, 26,489 restricted Series A preferred stock awards on April 15, 2024, 5,114 restricted stock awards on June 1, 2024, 39,260 restricted stock awards on September 1, 2024, and 36,805 restricted stock awards on December 1, 2024. As of December 31, 2024, Mr. Hazelip held 894 restricted stock units, 116,473 restricted stock awards and 26,489 restricted Series A preferred stock awards.

(5)	Mr. Hirshfield was granted 35,294 restricted stock awards of common stock on April 15, 2024, 26,489 restricted Series A preferred stock awards on April 15, 2024, 5,114 restricted stock awards on June 1, 2024, 39,260 restricted stock awards on September 1, 2024, and 36,805 restricted stock awards on December 1, 2024. As of December 31, 2024, Mr. Hirshfield held 1,120 restricted stock units, 116,473 restricted stock awards and 17,748 restricted Series A preferred stock awards.

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(6)	Mr. Lipman was granted 35,294 restricted stock awards of common stock on April 15, 2024, 26,489 restricted Series A preferred stock awards on April 15, 2024, 5,114 restricted stock awards on June 1, 2024, 39,260 restricted stock awards on September 1, 2024, and 36,805 restricted stock awards on December 1, 2024. As of December 31, 2024, Mr. Lipman held 1,640 restricted stock units, 116,473 restricted stock awards and 26,489 restricted Series A preferred stock awards.

(7)	Mr. Marusak was granted 41,176 restricted stock awards of common stock on April 15, 2024, 52,977 restricted Series A preferred stock awards on April 15, 2024, 5,981 restricted stock awards on June 1, 2024, 46,021 restricted stock awards on September 1, 2024, and 43,044 restricted stock awards on December 1, 2024. As of December 31, 2024, Mr. Marusak held 1,640 restricted stock units, 136,222 restricted stock awards and 52,977 restricted Series A preferred stock awards.

(8)	Mr. Michaels was granted 41,176 restricted stock awards of common stock on April 15, 2024, 52,977 restricted Series A preferred stock awards on April 15, 2024, 5,981 restricted stock awards on June 1, 2024, 46,021 restricted stock awards on September 1, 2024, and 43,044 restricted stock awards on December 1, 2024 for his service as a Director of the Board. As of December 31, 2024, Mr. Michaels held 1,640 restricted stock units, 161,531 restricted stock awards and 52,977 restricted Series A preferred stock awards.

(9)	Mr. Phelan was granted 47,059 restricted stock awards of common stock on April 15, 2024, 185,421 restricted Series A preferred stock awards on April 15, 2024, 6,852 restricted stock awards on June 1, 2024, 52,845 restricted stock awards on September 1, 2024, and 49,315 restricted stock awards on December 1, 2024. As of December 31, 2024, Mr. Phelan held 3,240 restricted stock units, 157,771 restricted stock awards and 185,421 restricted Series A preferred stock awards.

Director Compensation for Fiscal Year 2024

On May 15, 2023, the Board’s Compensation Committee authorized non-employee directors to receive cash compensation, as follows: (i) $20,000 per annum to each non-employee director of the Board, an additional (ii) $15,000 per annum to each director then serving as a chairperson of the Audit Committee or the Compensation Committee of the Board, an additional (iii) $10,000 per annum for the Lead Independent Director of the Board, and an additional (iv) $15,000 per annum to each member of the Executive Committee. Future director compensation will be determined by the Compensation Committee. Directors who are also our employees, in particular Mr. Toporek, Mr. Belizaire, and partially Mr. Michaels for his time served as Interim CFO, are not compensated for serving on the Board. There were no changes for the fiscal year 2024.

Long-Term Equity Incentive Compensation

Equity awards typically take the form of stock options, restricted stock grants, or restricted stock units under our equity compensation plans. Authority to make equity awards to executive officers rests with the Compensation Committee. In determining the size of awards for new or current executives, the Compensation Committee considers the competitive market, strategic plan performance, contribution to future initiatives, benchmarking of comparative equity ownership for executives in comparable positions at similar companies, individual option history, and recommendations of our Chief Executive Officer and Chairman.

The timing of all equity awards for our named executive officers have coincided with either employment anniversary dates or our annual meeting dates, or such equity awards are granted at the next scheduled meeting of the Compensation Committee following the completion or assignment of the applicable objectives. We do not time equity grants to our executives in coordination with the release of material non-public information, nor do we impose any equity ownership guidelines on our executives.

19

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents certain information as of June 30, 2025, with respect to the Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) and the Soluna Holdings, Inc. Amended and Restated 2023 Stock Incentive Plan (the “2023 Plan,” together with the 2021 Plan, the “Plans”), under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2021 Plan		$
Common Shares	209,855		-	203,002	(2)
Preferred Shares	-		-	23,138	(3)
2023 Plan	-		$-	1,517,563	(4)
Equity compensation plans not approved by security holders	-		-	-

(1)	The securities available under the Plans for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc.

(2)	The maximum number of common shares available for awards under the 2021 Plan as of December 31, 2024 was generally limited to 18.75% of the number of our common shares outstanding as of the first trading day of the quarter that commenced October 1, 2024. Beginning the first quarter of our fiscal year ending December 31, 2025 and continuing through the second quarter of our fiscal year ending December 31, 2027, the maximum number of common shares available for awards under the 2021 Plan is 22.75% of the number of our common shares outstanding as of the first trading day of each quarter in such period. Beginning the second quarter of our fiscal year ending December 31, 2027 (or July 1, 2027), the maximum number of common shares available for awards under the 2021 Plan will be 18.75% of the number of our common shares outstanding as of the first trading day of each quarter.

(3)	The maximum number of Preferred Shares that may be issued under the 2021 Plan is 1,907,188.

(4)

The maximum number of common shares available for awards under the 2023 Plan as of December 31, 2024 was generally limited to 23.75% of the number of our common shares outstanding as of the first trading day of the quarter that commenced October 1, 2024. Thereafter, the maximum number of common shares available for awards under the 2023 Plan will be 23.75% of the number of our common shares outstanding as of the first trading day of each quarter.

Prerequisites and Other Benefits

Our executive officers are eligible to participate in similar benefit plans available to all our other employees including medical, dental, vision, group life, disability, accidental death and dismemberment, paid time off, and 401(k) plan benefits.

We also maintain a standard directors and officers liability insurance policy with coverage similar to the coverage typically provided by other small publicly-held technology companies.

20

PAY VERSUS PERFORMANCE DISCLOSURE

In August 2022, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring companies to disclose the relationship between executive compensation actually paid and the Company’s financial performance.

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO[1]; ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on: TSR ($)	Net Loss (in thousands of dollars)
2024	$2,182,044	$2,386,220	$3,927,739	$7,376,778	53	($58,300)
2023	404,373	377,705	325,373	316,018	62	(27,703)
2022	313,846	(3,645,896)	290,113	117,286	228	(99,095)

1.	John Belizaire was our PEO for all of 2024. For 2023, the PEO Compensation includes four months of compensation for Michael Toporek during his time as Chief Executive Officer of Soluna Holdings (January 1, 2023 through April 30, 2023), and eight months of compensation for John Belizaire as current Chief Executive Officer (from May 1, 2023 to December 31, 2023). Michael Toporek served as Chief Executive Officer of Soluna Holdings during all of 2022.

2.	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

3.	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table.

2024	PEO	Non-PEO NEOs
Summary Compensation Table Total	$2,182,044	$3,927,739
Less: Grant-Date Fair Value of Equity Awards	(1,718,244)	(3,627,876)
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	1,500,238	7,116,915

Fair Value of Equity Awards Granted During the Year that Vested During the Year	422,635	0

Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	0	0

Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(453)	0
Deduction of Fair Value of awards granted in prior years that were forfeited during the year	0	$(40,000)
Compensation Actually Paid	$2,386,220	$7,376,778

21

2023	PEO	Non-PEO NEOs
Summary Compensation Table Total	$404,373	$325,373
Less: Grant-Date Fair Value of Equity Awards	0	-14,940
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	0	0

Fair Value of Equity Awards Granted During the Year that Vested During the Year	0	8,000

Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	(16,668)	(575)

Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(10,001)	(1,840)

Compensation Actually Paid	$377,705	$316,018

2022	PEO	Non-PEO NEOs
Summary Compensation Table Total	$313,846	$290,113
Less: Grant-Date Fair Value of Equity Awards	0	(38,575)
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	0	3,953

Fair Value of Equity Awards Granted During the Year that Vested During the Year	0	0

Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	(3,499,997)	(104,126)

Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	(459,745)	(34,080)

Compensation Actually Paid	$(3,645,896)	$117,286

In 2024, the compensation actually paid to the PEO increased 532% from $377,705 to $2,386,220 and the average compensation actually paid to the non-PEO NEOs increased 2,234% from $316,018 to $7,376,778. In comparison, net loss increased 110% from $(27,703,000) to $(58,300,000) and total shareholder return fell 15% from $62 to $53. In 2023, the compensation actually paid to the PEO increased 110% from ($3,645,896) to $377,705 and the average compensation actually paid to the non-PEO NEOs increased (dropped) 169% from $117,286 to $316,018. In comparison, net loss decreased 72% from $(99,005,000) to $(27,703,000) and total stockholder return fell 73% from $228 to $62. In 2022, the compensation actually paid to the PEO increased (dropped) 163% from $5,776,211 to ($3,645,896) and the average compensation actually paid to the non-PEO NEOs increased (dropped) (83)% from $685,276 to $117,286. In comparison, net loss increased 1,783% from $(5,261,000) to $(99,095,000) and total shareholder return increased 97% from $6 to $228.

22

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Soluna Holdings, Inc. (the “Company”) submit this Proxy Statement in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2024 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2024.

2.	The Audit Committee has discussed with representatives of UHY LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has discussed with UHY LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by UHY LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Audit Committee of Soluna Holdings, Inc.

Thomas J. Marusak (Chairman)

Edward R. Hirshfield

William P. Phelan

John Bottomley

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding shares of common stock beneficially owned as of June 30, 2025, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power.

Name of Beneficial Owner(2)	Number(2)	Percent of Class(1)
Named Executive Officers
Michael Toporek(3)	1,924,792	10.1%
John Belizaire(4)	805,306	4.2%
John Tunison(5)	255,186	1.3%

Non-Employee Directors
Matthew E. Lipman(6)	192,949	1.0%
William P. Phelan(7)	268,772	1.4%
Thomas J. Marusak(8)	231,364	1.2%
Edward R. Hirshfield(9)	191,865	1.0%
William Hazelip(10)	191,705	1.0%
John Bottomley(11)	192,405	1.0%
David C. Michaels(12)	263,603	1.4%
All current directors and executive officers as a group (10 persons)	4,517,948	23.7%

Greater than 5% Holders
YA II PN, Ltd.(13)	1,059,641	5.56%

(1)	Based on 19,055,122 shares of common stock outstanding on June 30, 2025, and, with respect to each individual holder, rights to acquire shares of common stock exercisable within 60 days of June 30, 2025.

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(2)	Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by the stockholder.

(3)	Includes 300 shares of common stock issuable to Mr. Toporek upon exercise of stock options exercisable as of June 30, 2025. Includes 1,923,673 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(4)	Includes 181,294 restricted stock awards representing shares of common stock, which vested 33% during 2024, vested 33% on June 1, 2025, and will vest 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 152,043 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2025, 33% on September 1, 2026, and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 153,745 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2025, 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 309,004 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2026, 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(5)	Mr. Tunison was appointed Chief Financial Officer of the Company on April 8, 2024, and was granted 57,987 restricted stock awards representing shares of common stock which vested 33% on June 1, 2025, and will vest 33% on June 1, 2026, and 34% on June 1,2027, in each case subject to the reporting person remaining in the service of the issuer on each such vesting date. Includes 48,769 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2025, 33% on September 1, 2026, and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 49,315 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2025, 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 99,115 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2026, 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(6)	Includes 300 shares of common stock issuable to Mr. Lipman upon exercise of stock options exercisable within 60 days of June 30, 2025. Includes 190,445 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

25

(7)	Includes 250 shares of common stock issuable to Mr. Phelan upon exercise of stock options exercisable within 60 days of June 30, 2025. Includes 255,186 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(8)	Includes 125 shares of common stock issuable to Mr. Marusak upon exercise of stock options exercisable within 60 days of June 30, 2025. Includes 50,610 restricted stock awards representing shares of common stock, which vested 33% during 2024, and vested 33% on June 1, 2025, and will vest 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 42,568 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2025, 33% on September 1, 2026, and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 43,044 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2025, 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 86,512 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2026, 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(9)	Includes 300 shares of common stock issuable to Mr. Hirshfield upon exercise of stock options exercisable within 60 days of June 30, 2025. Includes 126,965 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company. Includes 14,423 restricted stock awards representing shares of common stock, which vested 33% on June 1, 2025, and will vest 33% on June 1, 2026, and 34% on June 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 12,132 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2025, 33% on September 1, 2026, and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 12,268 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2025, 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 24,657 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2026, 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(10)	Includes 190,445 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(11)	Includes 190,455 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(12)	Includes 600 shares of common stock issuable to Mr. Michaels upon exercise of stock options exercisable within 60 days of June 30, 2025. Includes 222,734 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(13)	Based solely on the Schedule 13 filed by YA II PN, Ltd. on February 14, 2025.

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the company’s stock.

26

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2023, and each currently proposed transaction in which:

●	We have been or are to be a participant;

●	the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and

●	any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

MeOH Power, Inc.

On December 18, 2013, MeOH Power, Inc. (“MeOH”) and the Company executed a Senior Demand Promissory Note (the “Note”) in the amount of $380 thousand to secure the intercompany amounts due to the Company from MeOH upon the deconsolidation of MeOH. Interest accrues on the Note at the Prime Rate in effect on the first business day of the month, as published in the Wall Street Journal. At the Company’s option, all or part of the principal and interest due on this Note may be converted to shares of common stock of MeOH at a rate of $0.07 per share. Interest began accruing on January 1, 2014. The Company recorded a full allowance against the Note. As of December 31, 2024 and December 31, 2023, $385 thousand and $363 thousand, respectively, of principal and interest are available to convert into shares of common stock of MeOH. Any adjustments to the allowance are recorded as miscellaneous expenses during the period incurred.

HEL Transactions

On October 29, 2021, the Company completed the Soluna Callisto acquisition pursuant to a merger agreement (the “Merger Agreement”). The purpose of the transaction was for SCI to acquire substantially all of the assets (other than those assets physically located in Morocco) formerly held by Harmattan Energy, Ltd. (formerly Soluna Technologies, Ltd.) (“HEL”), which assets consisted of SCI’s existing pipeline of certain cryptocurrency mining projects that HEL previously transferred to SCI, which was formed expressly for this purpose, and to provide SCI with the opportunity to directly employ or retain the services of four individuals whose services it had retained through HEL prior to the merger. As a result of the merger, each share of common stock of Soluna Callisto issued and outstanding immediately prior to the effective time of the merger, other than shares owned by the Company or any of our subsidiaries, was canceled and converted into the right to receive a proportionate share of up to 118,800 shares (the “Merger Shares”) of Mechanical Technology, Incorporated common stock, payable upon the achievement of certain milestones.

Due to conditions being met within the Merger Agreement in relation to energization and retention of employees, the Company has advised SCI US Holdings LLC, a Delaware limited liability company, who is the sole Effective Time Holder (as defined in the Merger Agreement) of the right to receive the Merger Shares and that 19,800 Merger Shares were issued on April 19, 2024 and 39,600 Merger Shares were issued on October 10, 2023. SCI US Holdings LLC has consented to the issuance of such Merger Shares as required under the Merger Agreement and has directed the Company to issue such Merger Shares to its affiliate, HEL. Following the issuance of the 59,400 Merger Shares, a total of 59,400 Merger Shares remain available for possible issuance pursuant to the terms of the Merger Agreement.

Several of HEL’s equity holders are affiliated with Brookstone Partners, the investment firm that holds an equity interest in the Company through Brookstone XXIV. The Company’s two Brookstone-affiliated directors also serve as directors and, in one case, as an officer, of HEL and also have ownership interest in HEL. In light of these relationships, the various transactions by and between the Company and SCI, on the one hand, and HEL, on the other hand, were negotiated on behalf of the Company and SCI via an independent investment committee of the Board and separate legal representation. The transactions were subsequently unanimously approved by both the independent investment committee and the full Board.

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Four of the Company’s directors have various affiliations with HEL.

Michael Toporek, the former Chief Executive Officer, and current Executive Director of the Company, owns (i) 90% of the equity of Soluna Technologies Investment I, LLC, which owns 57.9% of HEL and (ii) 100% of the equity of MJT Park Investors, Inc., which owns 3.1% of HEL, in each case, on a fully diluted basis. Mr. Toporek does not own directly, or indirectly, any equity interest in Tera Joule, LLC (“Tera Joule”), which owns 9.2% of HEL; however, as a result of his 100% ownership of Brookstone IAC, Inc. (“Brookstone IAC”), which is the manager of Tera Joule, he has dispositive power over the equity interests that Tera Joule owns in HEL.

In addition, one of the Company’s directors, Matthew E. Lipman, serves as a director and is currently acting as President of HEL. Mr. Lipman does not directly own any equity interest in Tera Joule, which owns 9.2% of HEL; however, as a result of his position as a director and officer of Brookstone IAC, which is the manager of Tera Joule, he has dispositive power over the equity interests that Tera Joule owns in HEL. As a result, the approximate dollar value of the amount of Mr. Toporek’s and Mr. Lipman’s interest in the Company’s transactions with HEL for the year ended December 31, 2024 was $0 and $0.

John Belizaire, the Company’s Chief Executive Officer, and John Bottomley, who were elected to the Board upon the effective time of SCI’s acquisition of Soluna Callisto, serve as directors of HEL. In addition, Mr. Belizaire is the beneficial owner of 1,317,567 shares of common stock of HEL and 102,380 Class Seed Preferred shares, which are convertible into 86,763 shares of common stock of HEL. These interests give Mr. Belizaire an ownership of 10.54% in HEL. Mr. Belizaire also owns an interest in HEL indirectly through his 5.0139% interest of Tera Joule’s 965,945 Class Seed Preferred shares, which are convertible into 818,596 shares of common stock of HEL. Mr. Bottomley is the beneficial owner of 96,189, or approximately 0.72%, of the outstanding shares of common stock of HEL.

The Company’s investment in HEL was initially carried at the cost of investment and was $750 thousand. Based on evaluation of projections for the Company’s investment in HEL, the Company fully impaired the equity investment of $750 thousand as of December 31, 2022, writing it down to $0.

The Company owned approximately 1.79% of HEL, calculated on a converted fully diluted basis, as of December 31, 2024 and December 31, 2023. The Company may enter into additional transactions with HEL in the future.

Yorkville SEPA

YA entered into the SEPA with the Company on August 12, 2024. Under the SEPA, the Company has the option to sell up to $25 million of common stock to YA, and YA is obligated to purchase such shares, at a price and on the terms and subject to the conditions set forth in the SEPA. YA beneficially owns more than 5% of our capital stock.

Policies and Procedures for Related Party Transactions

We have adopted a written policy requiring that all related person transactions be reported to our executive management and/or the Board and approved or ratified by the Audit Committee. In completing its review of proposed related person transactions, the Audit Committee considers the aggregate value of the transaction, whether the transaction was undertaken in the ordinary course of business, the nature of the relationships involved, and whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

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PROPOSAL 2: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

On July 3, 2025, the Board unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval of the effectuation of one or more Reverse Stock Splits pursuant to Nevada Revised Statutes (“NRS”) 78.2055, with an aggregate ratio in the range of not less than one-for-five (1:5) and not greater than one-for-fifty (1:50), with the number, timing and exact ratio each to be determined by our Board in its discretion at any time within one year after stockholder approval is obtained, to regain compliance with the $1.00 minimum bid price continued listing requirement), with respect to the then-issued and outstanding shares of our common stock. Each Reverse Stock Split will also affect then-outstanding options, warrants and Series B Preferred Stock. A Reverse Stock Split will not affect the number of our authorized shares of common stock.

Approval of this proposal will grant our Board the authority, without further action by our stockholders, to carry out one or more Reverse Stock Splits any time within one year after stockholder approval is obtained, with the exact timing and split ratio of each Reverse Stock Split to be determined at the discretion of our Board (within the aggregate range indicated above) and set forth in a public announcement. Even if our stockholders approve this proposal, our Board may determine in its discretion to abandon and not to effectuate any Reverse Stock Splits. In addition, our Board may determine to effect one or more Reverse Stock Splits even if the trading price of our common stock is at or above $1.00 per share.

Background

Our common stock is currently listed on the Nasdaq Capital Market under the symbol “SLNH.” The continued listing requirements of the Nasdaq Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. On May 8, 2025, we received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, for thirty (30) consecutive business days preceding the receipt of the notice, the bid price for our common stock had closed below the minimum $1.00 per share requirement set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”). We were provided an initial period of one hundred eighty (180) calendar days, or until November 4, 2025, to regain compliance with the Minimum Bid Price Requirement.

To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for a minimum of ten consecutive trading days during this 180-day period. If we are not in compliance by the end of the 180-day period, we may be eligible for additional time to regain compliance. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, except for the Minimum Bid Price Requirement. In addition, we would be required to notify Nasdaq of our intent to cure the minimum bid price deficiency. If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our common stock will be subject to delisting. We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing.

Moreover, if the closing bid price of our common stock is $0.10 or less for ten consecutive trading days (the “Low Price Requirement”), Nasdaq will provide notice that our common stock will be subject to delisting as set forth in Listing Rule 5810(c)(3)(A)(iii). We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing.

Our Board determined that the continued listing of our common stock on the Nasdaq Capital Market is beneficial for our stockholders. The delisting of our common stock from the Nasdaq Capital Market would likely have very serious consequences for us and our stockholders. If our common stock is delisted from the Nasdaq Capital Market, our Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

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Approval of this proposal will grant our Board the authority, without further action by our stockholders, to carry out one or more Reverse Stock Splits at any time within one year after stockholder approval is obtained, with the exact timing and split ratio (within the aggregate range indicated above) and timing of each such Reverse Stock Split to be determined at the discretion of our Board.

Even if our stockholders approve this proposal, our Board may determine in its discretion not to effect any Reverse Stock Splits.

Effective Time

If this proposal is approved and our Board determines to effect one or more Reverse Stock Splits, the exact timing (within the year after stockholder approval has been obtained) of each Reverse Stock Split will be determined at the discretion of our Board and set forth in a public announcement.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon a Reverse Stock Split. If our Board does not implement one or more Reverse Stock Splits within one year after stockholder approval is obtained, the authority granted in this proposal to implement any Reverse Stock Splits will terminate. Our Board reserves its right to elect not to proceed and abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Reasons for a Reverse Stock Split

The principal purpose of a Reverse Stock Split is to decrease the total number of shares of our common stock outstanding and proportionately increase the market price of our common stock above $1.00 per share in order to meet the continuing listing requirements of the Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split Proposal in order to help ensure that the share price of our common stock meets the continued listing requirements of the Nasdaq Capital Market. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in our and our stockholders’ best interests and is likely to improve the trading price of the shares of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the Nasdaq Capital Market. However, our Board may determine to effect one or more Reverse Stock Splits even if the trading price of our common stock is at or above $1.00 per share (or above the Low Price Requirement, in the event the closing bid price of common stock falls below the Low Price Requirement).

Board Discretion to Implement the Reverse Stock Split

Our Board believes that stockholder approval of an aggregate range of Reverse Stock Split ratios (rather than a single split ratio) and one or more Reverse Stock Splits is in the best interests of our stockholders because it provides our Board with the flexibility to achieve the desired results of one or more Reverse Stock Splits and because it is not possible to predict market conditions at the time any Reverse Stock Split would be implemented. If stockholders approve this proposal, our Board would carry out a Reverse Stock Split only upon our Board’s determination that a Reverse Stock Split would be in the best interests of the Company and our stockholders at that time. Our Board would then set the ratio for the Reverse Stock Split within the aggregate range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, our board of the directors may consider numerous factors including:

●	the historical and projected performance of our common stock;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the Nasdaq Capital Market;

●	our capitalization (including the number of shares of our common stock issued and outstanding);

●	the then-prevailing trading price for our common stock and the volume level thereof; and

●	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Our Board intends to select a Reverse Stock Split ratio (within the aggregate range indicated above) that it believes would be most likely to achieve the anticipated benefits of each Reverse Stock Split.

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Certain Risks Associated with One or More Reverse Stock Splits

Before voting on this proposal, stockholders should consider the following risks associated with effecting any Reverse Stock Split:

●	As noted above, the principal purpose of each Reverse Stock Split is to increase the market price of our common stock in order to meet the continuing listing requirements of the Nasdaq Capital Market. However, the Reverse Stock Split(s), if effected, may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding, or at all. If the proposed Reverse Stock Split does result in an increase in the market price of our common stock, the increase may not be long-term or permanent. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. We cannot predict the effect that the Reverse Stock Split may have upon the market price of our common stock with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

●	Even if our stockholders approve the Reverse Stock Split Proposal and one or more Reverse Stock Splits are effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Capital Market.

●	Any Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares. Although our Board believes that the decrease in the number of shares of common stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after such Reverse Stock Split.

Principal Effects of a Reverse Stock Split

If a Reverse Stock Split(s) is approved and effected with respect to our issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of a Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of such Reverse Stock Split. A Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same split ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), a Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in us. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by a Reverse Stock Split. Shares of common stock issued pursuant to a Reverse Stock Split will remain fully paid and nonassessable.

A Reverse Stock Split will not affect the number of authorized shares of common stock. Although a Reverse Stock Split will not, by itself, have any immediate dilutive effect on stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as our Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of common stock are issued in the future, such shares could be dilutive to our existing stockholders by decreasing such stockholders’ percentage of equity ownership in us.

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Assuming this proposal is approved by the stockholders and implemented by the Board:

	Current(1)	1:5	1:10	1:25	1:50
Common Stock Authorized	75,000,000	75,000,000	75,000,000	75,000,000	75,000,000
Common Stock Issued and Outstanding	19,055,122	3,811,025	1,905,513	762,205	381,103
Number of Shares of Common Stock Reserved for Issuance(2)	5,530,229	1,106,046	553,023	221,210	110,605
Number of Shares of Common Stock Authorized but Unissued and Unreserved	50,414,649	70,082,929	72,541,464	74,016,585	74,508,292
Price per share, based on the closing price of our Common Stock on June 30, 2025(3)	$0.58	$2.90	$5.80	$14.50	$29.00

(1)	Data provided is as of June 30, 2025.

(2)

Includes, on a pre-split basis, (i) 2,645 shares of our common stock issuable upon the exercise of options outstanding at a weighted average exercise price of $21.46 per share, (ii) 209,885 shares of our common stock underlying restricted stock units, (iii) 1,250,000 shares of our common stock issuable upon conversion of our Series B Preferred Stock, (iv) 2,347,134 shares of our common stock issuable upon the exercise of outstanding warrants, including pre-funded warrants, at a weighted average exercise price of $5.42 per share, (v) 1,720,565 shares of our common stock reserved for issuance under our equity incentive plans.

(3)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the common stock on June 30, 2025.

A Reverse Stock Split will have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on the Equity Incentive Plans, Outstanding Options and Warrants and other convertible securities, including our Series B Preferred Stock

If the Reverse Stock Split Proposal is approved and effected, the total number of shares of common stock reserved for issuance under our equity incentive plans would be reduced in proportion to the ratio selected by our Board. The total number of shares of common stock reserved for issuance pursuant to outstanding but unexercised warrants would be reduced for each Reverse Stock Split in proportion to the relevant Reverse Stock Split ratio.

Under the terms of our outstanding equity awards, options, warrants, and the terms of the Certificate of Designation for the Series B Preferred Stock, each Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise, vesting or conversion of such awards, options, warrants and Series B Preferred Stock in the same ratio of such Reverse Stock Split and, correspondingly, would proportionately increase the exercise price, purchase price or conversion price, if any, of all such awards, options, warrants and Series B Preferred Stock. The number of shares of common stock issuable upon exercise, vesting or conversion of outstanding equity awards, options, warrants and Series B Preferred Stock and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the equity incentive plans, warrants or Certificate of Designation for the Series B Preferred Stock, which may include rounding the number of shares of common stock issuable down (or in the case of the Series B Preferred Stock, up) to the nearest whole share.

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Potential Anti-Takeover Effect

An additional effect of a Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of us (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board or contemplating a tender offer or other change in control transaction).

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us, and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement any anti-takeover measure.

Accounting Matters

A Reverse Stock Split will not affect the par value of our common stock. As a result, at the effective time of a Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Mechanics of a Reverse Stock Split

Effect on Registered “Book-Entry” Holders of our Common stock

Holders of common stock hold some or all of their common stock electronically in book-entry or “street name” form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

We will not issue fractional shares in connection with a Reverse Stock Split, if implemented. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

No Dissenter’s or Appraisal Rights

Our stockholders are not entitled to any dissenter’s or appraisal rights with respect to any Reverse Stock Split, and we will not independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the implementation of any Reverse Stock Splits, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split(s) will not cause the Company to go private.

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Certain U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following summary describes, as of the date of this Proxy Statement, certain U.S. federal income tax consequences of any Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, certain former U.S. citizens and lawful permanent residents of the United States, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities (including S-corporations), traders in securities that elect to mark-to-market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment), (iv) persons liable for the alternative minimum tax, (v) persons that directly, indirectly or constructively, own 5% or more of the total combined voting power of our stock or of the total value of our equity interests or (vi) persons that will hold shares of common stock in connection with a permanent establishment or fixed base outside the United States. This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address U.S. federal tax considerations other than income tax considerations (such as Medicare contribution tax on net investment income, the alternative minimum tax, or estate or gift taxes) or tax considerations arising under any U.S. state or local or non-U.S. laws. In addition, this summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with a Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of a Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular tax consequences of a Reverse Stock Split to them.

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General Tax Treatment of a Reverse Stock Split

Each Reverse Stock Split is intended to qualify as a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a reorganization and other than with respect to a U.S. holder that receives a full share in lieu of a fractional share, as described below, a U.S. holder generally will not recognize gain or loss upon the exchange or deemed exchange of shares of our common stock for a lesser number of shares of our common stock, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate adjusted tax basis in the lesser number of shares of our common stock received in the Reverse Stock Split will be the same as such U.S. holder’s aggregate adjusted tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the shares of our common stock received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Certain information about the effects of the Reverse Stock Split on the basis of holders of our common stock will be included in Internal Revenue Service Form 8937, Report of Organizational Actions Affecting Basis of Securities, which we will post to our website on or before the 45th day following the effective date of the Reverse Stock Split, if effected.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may recognize income as a deemed distribution or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representations as to whether the receipt of one whole share in lieu of a fractional share will result in income as a deemed distribution or gain to any stockholder. U.S. holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF A REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Required Vote

Each Reverse Stock Split will be effectuated pursuant to NRS 78.2055. In accordance with such statute and our bylaws, approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy and voting at the Annual Meeting. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL 3: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL ARE INSUFFICIENT TO APPROVE SUCH PROPOSAL

Adjournment of the Annual Meeting

In the event that the number of shares of Voting Capital Stock present or represented by proxy at the Annual Meeting and voting “FOR” the approval of the Reverse Stock Split Proposal is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the approval of the Reverse Stock Split Proposal. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this Proxy Statement. If the adjournment is for more than sixty (60) days after the date set for the Annual Meeting, the Board will fix a new record date and, a notice of the new meeting shall be given to each stockholder of record entitled to vote at such meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the approval of any such proposal.

Required Vote

The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy and voting at the Annual Meeting. As a result, abstentions and broker non-votes, if any, will not affect the outcome on the vote of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THE NUMBER OF SHARES OF VOTING CAPITAL STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND VOTING “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL ARE INSUFFICIENT TO APPROVE SUCH PROPOSAL.

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PROPOSAL 4: RATIFY THE APPOINTMENT OF UHY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

Principal Accountant Fees and Services

The Audit Committee of the Board has appointed UHY LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The following table summarizes the fees paid for professional services rendered by UHY LLP for each of the last two fiscal years:

	For the Years Ended December 31,
US$(000)	2024	2023
Audit fees	$715,000	$510,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	$118,000	—
Total	$833,000	$510,000

Audit Fees

Audit fees for the fiscal years ended December 31, 2024 and 2023, were for professional services rendered for the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements, including comfort letters, and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.

All Other Fees

All other fees for the fiscal year December 31, 2024 were for professional services rendered for standalone financial statements audits and related audit procedures of two subsidiaries of Soluna Digital, Inc.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted the following policies and procedures under which frequently utilized audit and non-audit services are pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to a single committee member or executive officer.

a) Annual audit, quarterly review, and annual tax return services will be pre-approved upon review and acceptance of the tax and audit engagement letters submitted by the independent registered public accountants to the Audit Committee.

b) Additional audit and non-audit services related to the resolution of accounting issues or the adoption of new accounting standards, audits by tax authorities, or reviews of public filings by the SEC must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

c) Additional audit and non-audit services related to tax savings strategies, tax issues arising during the preparation of tax returns, tax estimates, and tax code interpretations must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

d) Additional audit and non-audit services related to the tax and accounting treatments of proposed business transactions must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

e) Quarterly and annually, a detailed analysis of audit and non-audit services will be provided to and reviewed with the Audit Committee.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF UHY LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

37

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2026 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than March 9, 2026 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Soluna Holdings, Inc., 325 Washington Avenue Extension, Albany, New York 12205, Attention: Secretary.

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 19, 2026.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to Soluna Holdings, Inc., Washington Avenue Extension, Albany, New York 12205, Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was a holder of record or a beneficial owner of our Voting Capital Stock on the Record Date. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2024 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Soluna Holdings, Inc., Washington Avenue Extension, Albany, New York 12205, Attention: Secretary, or by phone at (516) 216-9257. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

38

By Order of the Board of Directors,

Jessica Thomas
Chief Accounting Officer and Secretary

             , 2025

Albany, New York

To ensure that your shares are represented at the Annual Meeting, please either (a) vote over the Internet following the instructions provided in this Proxy Statement, (b) vote by telephone by calling Broadridge Financial Solutions at 1-800-690-6903 or (c) complete, sign, date and promptly return the proxy card to Soluna Holdings, Inc.

If you have any questions or require any assistance in voting your shares, please call:

Broadridge Financial Solutions

51 Mercedes Way, Edgewood, NY 11717

1-800-690-6903

39

SOLUNA

SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NY 12205

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SLNH2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time August 17, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51105-P12491 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOLUNA HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Michaels nominee for a three-year term
02) Matthew Lipman nominee for a three-year term

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-K), and Form of Proxy Card are available at www.proxyvote.com.

V51106-P12491

SOLUNA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 18, 2025

The stockholder(s) hereby appoint(s) Mr. Michael Toporek, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Soluna Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Monday, August 18, 2025, virtually at www.virtualshareholdermeeting.com/SLNH2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY CARD AND FOR PROPOSALS 2, 3, AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE